SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ZAP.COM CORPORATION
(Name of Registrant as Specified in Its Charter)

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April 14, 2009

100 Meridian Centre, Suite 350
Rochester, New York 14618

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Zap.Com Corporation, to be held on June 3, 2009, at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424. At the meeting, we will consider those matters described in the accompanying notice of annual meeting of stockholders, report on the progress of the Company, comment on matters of interest and respond to your questions. Either through online availability or delivery as requested, a copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2008 containing financial statements preceded or accompanies this mailing.

We are pleased this year to take advantage of the Securities and Exchange Commission rule allowing companies to furnish information statement materials to their stockholders over the Internet. We believe that this process expedites shareholders’ receipt of these materials while lowering costs to the company.

We appreciate your continued interest in Zap.Com.

Sincerely,

Avram A. Glazer,
President and Chief Executive Officer

ZAP.COM CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-8600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2009

To the Stockholders of Zap.Com Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Zap.Com Corporation, a Nevada corporation (“Zap.Com” or the “Company”), will be held at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, on June 3, 2009 at 10:30 a.m. local time, for the following purposes:

1. To elect a director;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has set the close of business on April 8, 2009 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available during normal business hours at the offices of the Company for inspection at least ten days prior to the Annual Meeting. Either through online availability or delivery as requested, a copy of the Annual Report of the Company’s operations during the year ended December 31, 2008 and preceded or accompanies this mailing.

Stockholders are cordially invited and encouraged to attend the Annual Meeting in person.

By Order of the Board of Directors,

Avram A. Glazer,
President and Chief Executive Officer

Rochester, New York
April 14, 2009

ZAP.COM CORPORATION
100 MERIDIAN CENTRE, SUITE 350
ROCHESTER, NEW YORK 14618
(585) 242-8600

INFORMATION STATEMENT

This Information Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Zap.Com Corporation (“Zap.Com” or the “Company”) by the Board of Directors in connection with the Annual Meeting of Stockholders to be held on June 3, 2009 at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, and at any adjournments thereof (the “Annual Meeting”).

On or about April 22, 2009, Zap.Com began mailing a notice containing instructions on how to access this information statement and the accompanying annual report online and Zap.Com began mailing a full set of the information statement materials to shareholders who had previously requested delivery of the materials in paper copy.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this information statement and our annual report available to stockholders electronically via the internet on the Company’s website under the “Annual Meeting and Materials” heading at www.zapatacorp.com. On April 22, 2009, we began mailing to our stockholders a notice containing instructions on how to access this information statement and our annual report. If you received that notice, you will not receive a printed copy of the information statement materials unless you request it by following the instructions contained on the notice or set forth in the following paragraph.

If you received a paper copy of this information statement by mail and you wish to receive a notice of availability of next year’s information statement instead, please change your election with American Stock Transfer and Trust if you are a registered holder at www.voteproxy.com. If you are a beneficial or “street name” shareholder, please contact your broker.

By opting to receive the notice of availability and accessing your information statement materials online, you will save the Company the cost of producing and mailing documents to you and reduce the amount of mail you receive. If you received electronic or paper notice of availability of these information statement materials and wish to receive paper delivery of a full set of information statement materials, you may do so at www.voteproxy.com, or at www.proxyvote.com for beneficial or “street name” shareholders.

Record Date and Outstanding Shares

The Board of Directors of the Company has fixed the close of business on April 8, 2009 (the “Record Date”) as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, the Company’s issued and outstanding capital stock consisted of 50,004,474 shares of common stock, par value $.001 per share (the “Common Stock”), which was held by approximately 1,300 holders of record.

Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. As of the date of this Information Statement, Common Stock is the Company’s only outstanding class of stock and Zapata Corporation (“Zapata”) holds 48,972,258 shares, or approximately 98% of Zap.Com’s outstanding Common Stock. Accordingly, Zapata will be able to determine the outcome of the director election and each proposal to be presented at the Annual Meeting. Zapata has informed Zap.Com that it intends to vote in accordance with the Board’s recommendations on all proposals to be presented at the Annual Meeting therefore, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, including any adjournment(s) thereof, Zapata, as our majority shareholder, will be asked to consider and vote upon the election of a director, and the other proposals summarized in the attached

Notice of Annual Meeting. The proposals are described in more detail in this Information Statement. The Board knows of no other matters that are likely to be brought before the Annual Meeting.

Quorum; Abstentions and Non-Votes; Vote Required

The presence at the meeting, in person or by proxy, of the holders of a majority of the Company’s outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed for a period of not more than 30 days at any one time, until a quorum is in attendance.

With respect to the election of directors, the nominee receiving the highest number of affirmative votes will be elected to the Board of Directors. The affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting will be necessary to ratify the Board’s appointment of Deloitte & Touche LLP as the Company’s registered independent public accountants and to transact any other business that may properly come before the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the ratification of the appointment of the registered independent public accountants.

Reduce Duplicate Mailings

The SEC allows the Company to deliver a single information statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, Zap.Com and banks and brokerage firms that hold your shares have delivered only one information statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, without charge, upon written or oral request, a separate copy of the information statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered, now or in the future, by addressing a request to the Vice-President Finance and Chief Financial Officer, Zap.Com Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618, (585) 242-8600.

Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Company in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares and wish to receive only one copy of the information statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

PROPOSAL 1

ELECTION OF DIRECTOR

Pursuant to the Company’s Restated Articles of Incorporation (the “Restated Articles”) and By-Laws, the size of the Board is currently set at one director. Avram A. Glazer currently serves as the Company’s sole director.

The sole director will be elected by a plurality of the votes cast for director nominees at the Annual Meeting.

Mr. Glazer, age 48, has served as the sole director and President and Chief Executive Officer of Zap.Com since its formation in April 1998. Mr. Glazer also serves as Chairman of the Board, President and Chief Executive Officer of Zapata Corporation (NYSE: ZAP) which as of the date of this Information Statement holds of record and beneficially approximately 98% of the Company’s outstanding common stock. Mr. Glazer has served as President and Chief Executive Officer of Zapata since March 1995 and as Chairman of the Board since March 2002. Until December 2006, Mr. Glazer was Chairman of the Board and a director of Omega Protein Corporation (NYSE: OME) and until December 2005 was the Chairman of the Board of Directors of Safety Components International, Inc. (OTCBB: SAFY), both former majority-owned subsidiaries of Zapata. He had served in those capacities with

Omega Protein and Safety Components since January 1998 and January 2004, respectively. Since June 2005, Mr. Glazer has also served on the Board of Directors of Manchester United, an English football club.

Mr. Glazer, in his capacity as the Company’s sole director, has nominated himself to serve for a one year term or until his successor is duly qualified or elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE AS DIRECTOR.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

On April 4, 2007, the Company engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm and on the same date dismissed PricewaterhouseCoopers LLP (“PwC”). The decision to change independent accountants was approved by the Board of Directors. The Board of Directors has selected Deloitte to conduct review engagements of the Company’s quarterly financial statements and to audit the Company’s financial statements for the fiscal year ending December 31, 2008.

The reports of PwC on the financial statements of Zap.Com for the years ended December 31, 2006 and December 31, 2005, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2006 and December 31, 2005 and through April 4, 2007 the Company had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007 none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred.

PwC furnished a letter addressed to the SEC dated April 5, 2007 stating that they agreed with the statements made by the Company in its disclosure of the change in accountants. PwC has informed the Company that it does not believe that the statements made in this Information Statement by the Company with respect to the change in accountants are incorrect or incomplete.

For the fiscal years ended December 31, 2006 and December 31, 2005 and through April 4, 2007, the Company had not on any prior occasion consulted with Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Board of Directors has selected the firm of Deloitte & Touche LLP (“Deloitte”) to act as the Company’s independent registered public accounting firm and to conduct review engagements of the Company’s quarterly financial statements and to audit the Company’s financial statements for the year ending December 31, 2009.

The Company considers Deloitte to be well qualified.  A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors. This selection is being submitted for ratification at the meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting and entitled to vote is required for such ratification. If not ratified, the selection will be reconsidered by the Board of Directors, although the Board will not be required to select a different independent registered public accounting firm for the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE BOARD’S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all of the Company’s directors and key employees, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions. The Company will provide without charge, upon request, a copy of the Code of Business Conduct and Ethics. Anyone wishing to obtain a copy should write to Zap.Com Corporation Investor Relations, 100 Meridian Centre Suite 350, Rochester, NY 14618.

INFORMATION ABOUT COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

General

Zap.Com’s Board of Directors does not presently maintain any committees since the Board only consists of one director. Upon expansion of the size of the Board to three or more directors, the By-Laws require that two standing committees of the Board of Directors be activated: the audit committee and the compensation committee each comprised of two or more directors. The members of these committees will be appointed following the expansion of the Board to three or more directors.

The primary purpose of the audit committee will be to (1) select the firm of independent auditors that will audit Zap.Com’s financial statements, (2) discuss the scope and the results of the audit with the auditors and (3) review Zap.Com’s financial accounting and reporting principles. The audit committee will also examine and discuss the adequacy of Zap.Com’s financial controls with the independent auditors and with management.

The functions of the compensation committee will be to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer Zap.Com’s 1999 Long-Term Incentive Plan.

Zap.Com’s Board of Directors currently performs the functions of the audit committee. The Board of Directors does not have a “financial expert.” We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. The Board of Directors identifies and evaluates nominees for director. Since the Company only has limited operations at this time and the Board of Directors only consists of one director, the Board of Directors has not adopted a policy regarding the consideration of stockholder recommendations for nominations or any formal procedures for stockholders to recommend nominations. The Board of Directors will, however, consider stockholder recommendations. Additionally, the Board of Directors has not implemented a formal policy regarding director attendance at the Annual Meeting. Last year, the Company’s sole director attended the Annual Meeting.

During 2008, the Board of Directors met once and acted by written consent once.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board can write to:

Zap.Com Corporation
Board of Directors
100 Meridian Centre, Suite 350
Rochester, New York 14618

Director Compensation

Each director who is not an employee of Zap.Com may be compensated for serving as a director at a set dollar amount to be determined by the Board. In addition, each new non-employee director may upon joining the Board, be granted options under the Zap.Com 1999 Long-Term Incentive Plan to purchase shares of Zap.Com Common Stock at the fair market value for the shares. The Board will determine the number and terms of the options to be granted to the new director. The sole director did not receive any compensation in his capacity as such for 2008.

Family Relationships

There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other persons under which that person was selected to serve as a director or officer.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The Company’s officers serve at the pleasure of the Board of Directors. The following table sets forth information concerning the executive officers of Zap.Com as of the date of this Information Statement:

Name	Age	Position

Avram A. Glazer	48	President and Chief Executive Officer
Leonard DiSalvo	50	Vice President — Finance and Chief Financial Officer

Leonard DiSalvo, age 50, has served as Zap.Com’s Vice President — Finance and Chief Financial Officer since April 1999. Mr. DiSalvo also serves as Zapata’s Vice President — Finance and Chief Financial Officer, a position he has held since joining Zapata in September 1998. Until December 2006, Mr. DiSalvo was a director of Omega Protein Corporation and until December 2005 was a director and Chairman of the Compensation Committee of Safety Components International, Inc., both former majority-owned subsidiaries of Zapata. Mr. DiSalvo has over 20 years of experience in the areas of finance and accounting. Mr. DiSalvo has served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer and has also held various management positions in the areas of finance and accounting in the Contact Lens Division of Bausch & Lomb Incorporated. Mr. DiSalvo is a Certified Public Accountant.

See Director nominees above for information concerning the Company’s Chairman of the Board, President and Chief Executive Officer, Avram A. Glazer.

EXECUTIVE COMPENSATION

Zap.Com’s Board of Directors does not presently maintain a compensation committee and as of the date of this filing, has two employees, Avram Glazer, President and CEO, and Leonard DiSalvo, VP-Finance and Chief Financial Officer. They are also referred to herein as our “named executive officers.” Neither Mr. Glazer nor Mr. DiSalvo receive a salary or bonus from Zap.Com and currently devote a significant portion of their business time to Zapata, where they hold the same offices. Both of these officers, however, will devote such time to Zap.Com’s affairs as is required to perform their duties to Zap.Com. Zap.Com does not provide its employees with any post-termination benefits and does not have any employment agreements.

The following table sets forth the compensation received by our named executive officers during the fiscal years ended December 31, 2008 and 2007:

SUMMARY COMPENSATION TABLE

								Change in Pension
								Value and
								Nonqualified
							Non-Equity	Deferred
							Incentive Plan	Compensation	All Other
		Salary		Bonus	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)		($)	($)	($)	($)	($)	($)	($)

Avram A. Glazer	2008	$—	(1)	—	—	—	—	—	—	—
	2007	—	(1)	—	—	—	—	—	—	—
Leonard DiSalvo	2008	—	(2)	—	—	—	—	—	—	—
	2007	—	(2)	—	—	—	—	—	—	—

(1)	Mr. Glazer serves as Chairman of the Board, President and Chief Executive Officer of Zapata and as President and Chief Executive Officer of Zap.Com. Zap.Com recognized approximately $6,000 as contributed capital from Zapata Corporation for Mr. Glazer’s annual salary for 2008 and 2007 under its shared services agreement with Zapata.

(2)	Mr. DiSalvo serves as Vice President — Finance of Zapata and Zap.Com. Zap.Com recognized approximately $7,000 as contributed capital from Zapata for Mr. DiSalvo’s annual salary for 2008 and 2007 under its shared services agreement with Zapata. No amount of Mr. DiSalvo’s bonus was allocated to Zap.Com.

GRANTS OF PLAN-BASED AWARDS

No equity or non-equity awards were granted during 2008 under the Company’s equity incentive plans.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008

	Option Awards					Stock Awards
Equity Incentive
			Equity Incentive						Plan Awards:
			Plan Awards:				Market	Equity Incentive	Market or
	Number of	Number of	Number of			Number of	Value of	Plan Awards:	Payout Value
	Securities	Securities	Securities			Shares or	Shares or	Number of	of Unearned
	Underlying	Underlying	Underlying	Option		Units of	Units of	Shares, Units	Shares, Units or
	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock That	Stock That	or Other Rights	Other Rights
	Options(#)	Options(#)	Unearned	Price	Expiration	Have Not	Have Not	That Have Not	That Have
Name	Exercisable	Unexercisable	Options(#)	($)(2)	Date	Vested(#)	Vested($)	Vested (#)	Not Vested($)

Avram A. Glazer(1)	365,000	—	—	$0.08	11/2/2009	—	—	—	—
Leonard DiSalvo	100,000	—	—	$0.08	11/2/2009	—	—	—	—

All option awards disclosed in the preceding table are fully vested as of the date of this filing.

(1)	Mr. Glazer’s stock options were specifically approved by a vote of the stockholders of Zap.Com in June 2005.

(2)	The exercise price of all equity awards is equal to the fair market value (average of the closing bid and asked price of our common stock) on the date of grant.

OPTION EXERCISES AND STOCK VESTED

No Named Executive Officers exercised stock options during 2008. Additionally, no stock awards have been granted to any Named Executive Officers.

PENSION BENEFITS

Zap.Com does not have pension benefits; therefore, no Named Executive Officers received any pension benefits from the Company.

NONQUALIFIED DEFERRED COMPENSATION

Zap.Com does not maintain any nonqualified defined contribution or nonqualified deferred compensation plans.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

The Company is not currently obligated to make any payments or provide any benefits to any named Executive Officer upon the termination of such named Executive Officer’s employment, a change of control of the Company, or a change in the named Executive Officer’s responsibilities.

DIRECTOR COMPENSATION

Avram A. Glazer serves as the sole director of Zap.Com and did not receive any compensation as such for 2008.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To our Company’s knowledge, based solely upon a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during 2008, all such filings required to be made by such persons were timely made in accordance with the requirements of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Zap.Com has no compensation committee, or other board committee performing equivalent functions. Decisions concerning the compensation of Zap.Com executives, Avram Glazer and Leonard DiSalvo are made by the Compensation Committee of the Board of Directors of Zapata Corporation. The Board of Directors of Zap.Com is comprised only of Avram Glazer, Zap.Com’s President and Chief Executive Officer. No compensation for service to Zap.Com was paid to Mr. Glazer or Mr. DiSalvo for the last fiscal year.

RELATED PERSON TRANSACTIONS

The Company’s Code of Ethics for Senior Financial Officers, which applies to all of the Company’s financial executives, including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions, prohibits conflict of interest transactions.

Although the Board of Directors has not adopted a separate related party transaction policy, the Company may, under certain circumstances, enter into business arrangements with directors, officers or other related parties. When a potential related party transaction, arrangement or relationship is proposed or becomes known to the Company, such transaction, arrangement or relationship is presented to the Board of Directors, and a determination shall be made to approve or ratify the same. Under Nevada law, in the absence of fraud, any transaction, arrangement or relationship is not void or voidable solely because such transaction, arrangement or relationship is between the Company and such interested director, officer or related party or such interested director was present for or participated in the approval of such transaction, arrangement or relationship, if the same was (i) approved or ratified by the Board of Directors, in good faith, by a vote sufficient for the purpose, without counting the vote or votes of the interested director or directors, (ii) approved or ratified, in good faith, by a majority vote of the Company’s stockholders holding a majority of the voting power, (iii) not known to the director or officer at the time the same was brought before the Board of Directors for action, or (iv) fair as to the Company at the time it is authorized or approved.

The Company’s related party transactions are as follows:

Zapata Corporation — Since its inception, Zap.Com has utilized the services of Zapata’s management and staff under a shared services agreement that allocated these costs on a percentage of time basis. Zap. Com also subleases its office space in Rochester, New York from Zapata. Under the sublease agreement, annual rental payments are allocated on a cost basis. Zapata has waived its rights under the shared services agreement to be reimbursed for these expenses since May 1, 2000. For the years ended December 31, 2008 and 2007, approximately $14,000 and $13,000, respectively, was recorded as contributed capital for these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of Common Stock owned beneficially as of April 8, 2009 by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock,

•	each director,

•	each named executive officer, and

•	all directors and executive officers as a group.

Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

The following calculations are based upon the shares of the Company’s common stock issued and outstanding on April 8, 2009 plus the number of such shares of common stock outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of the Company’s common stock subject to options exercisable within 60 days of April 8, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

Shares Beneficially Owned

		Percent of
Name and Beneficial Owner	No. of Shares	Ownership

Zapata Corporation(1)(2)	48,972,258	97.9%
Avram Glazer(3)(4)	415,000	*
Leonard DiSalvo(3)(4)	100,000	*
All executive officers and directors as a group (2 persons)	515,000	*

*	Represents ownership of less than 1.0%

(1)	Zapata’s address is 100 Meridian Centre, Suite 350, Rochester, New York 14618. As a result of this ownership, Zapata controls Zap.Com. The Malcolm I. Glazer Family Limited Partnership owns beneficially and of record approximately 51% of Zapata’s outstanding common stock and, by virtue of that ownership, controls Zapata and, therefore, to beneficially own the Zap.Com securities held by Zapata. Mr. Glazer disclaims any beneficial ownership of Zap.Com’s common stock beneficially owned by Zapata.

(2)	Zap.Com has registered 1,000,000 shares of Zap.Com common stock held by Zapata for resale on a shelf basis under a separate registration statement. These figures are subject to change if Zapata sells any of these shares.

(3)	Avram Glazer and Leonard DiSalvo also beneficially own 41,120 and 260,000 shares, respectively, of common stock of Zap.Com’s parent company Zapata Corporation. These amounts include 0 and 260,000 shares subject to options exercisable within 60 days of April 8, 2009.

(4)	Includes 365,000 and 100,000 shares of Zap.com common stock issuable under options exercisable within 60 days of April 8, 2009 held by Mr. Glazer and Mr. DiSalvo, respectively.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board of Directors engaged the independent registered public accounting firm of Deloitte & Touche LLP (“Deloitte”) for the fiscal years ending December 31, 2008 and 2007. Audit fees include amounts for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, including services related thereto such as tax services, attest services and consents. These amounts also include fees related to testing of the Company’s internal controls over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act of 2002.

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Audit Fees	$44,000	$51,950
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Our Board of Directors pre-approves all audit and permissible non-audit services provided by our registered independent public accountants, including Deloitte, the Company’s registered independent public accountants during 2008 and 2007. Our Board of Directors pre-approved all such audit and non-audit services provided by the registered independent public accountants. In 2008 and 2007, the Company did not engage Deloitte to provide any non-audit services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The registered independent public accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the registered independent public accountants in accordance with this pre-approval and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting.

By Order of the Board of Directors,

Avram A. Glazer,
President and Chief Executive Officer

Rochester, New York
April 14, 2009